UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2019

 Thanksgiving Coffee Company, Inc.

(Exact name of registrant as specified in its charter)

California	033-96070-LA	94-2823626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

19100 S. Harbor Dr. Fort Bragg, CA 95437

(Address of principal executive offices, zip code)

(707) 964-0118

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCCI	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 22, 2019, Vavrinek, Trine, Day & Company (“VTD”) resigned as the independent registered public accounting firm of Thanksgiving Coffee Company, Inc. (the “Company”). VTD recently entered into an agreement with Eide Bailly LLP (“Eide Bailly”), pursuant to which Eide Bailly acquired the operations of VTD, and certain of the professional staff and partners of VTD joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. Concurrent with the resignation of VTD, the Company, through and with the approval of its Audit Committee, engaged Eide Bailly as its independent registered public accounting firm . As a result of this resignation, the Board approved the appointment of Eide Bailly, LLP (“Eide Bailly”) as the Company’s independent registered public accounting firm for the quarter filing ending June 30, 2019.

The reports of Vavrinek on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2018 and 2017, and in the subsequent interim period through March 31, 2019, there were no disagreements with Vavrinek on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Vavrinek, would have caused Vavrinek to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2018 and 2017, or in the subsequent period through March 31, 2019.

The Company has provided a copy of the foregoing disclosures to Vavrinek and requested that Vavrinek furnish it with a letter addressed to the Securities and Exchange Commission stating whether Vavrinek agrees with the above statements. A copy of Vavrinek’s letter, dated July 22, 2019, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim period through March 31, 2019, the Company has not consulted with Eide Bailly with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Vavrinek, Trine, Day & Co. LLP to the Securities and Exchange Commission dated July 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thanksgiving Coffee Company, Inc.
Date: August 15, 2019	By:	/s/ Paul Katseff
		Name:	Paul Katseff
		Title:	Chief Executive Officer